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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                             ______________________


                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)

                                  July 28, 2005

                             ______________________


                            DOLBY LABORATORIES, INC.
             (Exact name of registrant as specified in its charter)


            Delaware               001-32431                90-0199783
            --------               ---------                ----------
 (State or other jurisdiction     (Commission              (IRS Employer
        of incorporation)         File Number)           Identification No.)


                               100 Potrero Avenue
                          San Francisco, CA 94103-4813
          (Address of principal executive offices, including zip code)

                                 (415) 558-0200
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Section 2 - Financial Information

ITEM 2.02  Results of Operations and Financial Condition.

     The following information is intended to be furnished under Item 2.02 of Form 8-K, "Results of Operations and Financial Condition." This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

     On July 28, 2005, Dolby Laboratories, Inc. issued a press release announcing its financial results for its third fiscal quarter ended July 1, 2005. The full text of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.


Section 9 - Financial Statements and Exhibits

ITEM 9.01  Financial Statements and Exhibits.

(c)  Exhibits

The following exhibit is furnished herewith:


Exhibit No.    Description
-----------    -----------

99.1           Press Release of Dolby Laboratories, Inc. dated July 28, 2005.




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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    DOLBY LABORATORIES, INC.

                                By: /s/ Janet L. Daly
                                    --------------------------------------------
                                    Janet L. Daly
                                    Vice President, Chief Financial Officer
                                    (Principal Accounting and Financial Officer)

Date: July 28, 2005




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                                  EXHIBIT INDEX


Exhibit No.    Description
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99.1           Press Release of Dolby Laboratories, Inc. dated July 28, 2005.




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